Bank acceptance notes payable	12 Months Ended
Dec. 31, 2016
Notes Payable to Banks [Member]
Debt Disclosure [Text Block]
Note 10 – Bank acceptance notes payable

Bank acceptance notes payable do not carry a stated interest rate, but have a specific due date usually for a period of one year. These notes are negotiable documents issued by financial institutions on the Company’s behalf to vendors. These notes can either be endorsed by the vendor to other third parties as payment, or can be factored to other financial institutions before becoming due. These notes are short-term in nature. As collateral security for financial institutions’ undertakings, the Company is required to maintain deposits with such financial institutions in restricted cash amounts of 0% to 100% of the balances of the bank acceptance notes. As of December 31, 2016 and 2015, deposits of $328,254 and $nil were reported as restricted cash on balance sheet.

Bank acceptance notes payable consisted of the following:

		December 31, 2016	December 31, 2015

Bank acceptance notes payable issued by Bank of Hangzhou Lishui Branch	(a)	$287,942	$-

Letter of credit issued by Shanghai Pudong Development Bank Lishui Branch	(b)	1,439,710	-

Total		$1,727,652	$-

(a)
Bank acceptance notes payable issued by Bank of Hangzhou, Lishui Branch have due date of March 21, 2017. The Company is required to maintain cash deposits at 100% of the notes payable with the bank, in order to ensure future credit availability. The note payable was repaid when due.

(b)
Letter of credit issued by Shanghai Pudong Development Bank, Lishui Branch have due date of August 16, 2017. The letter of credit is guaranteed by a land use right and a building with a total carrying value of $4.0 million and three related parties, Forasen Group, Zhengyu Wang, and Yefang Zhang.